OFFICE LEASE

by and between

WINNER CYCLES, LLC.

a Colorado limited liability company

and

EMPIRE POST MEDIA

dba: SAEAN EV MOTORS

A Nevada Corporation

Dated: ~~September~~ OCTOBER 1, 2019

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SUBLEASE AGREEMENT

This Sublease Agreement ("Sublease") is made effective as of the 1 day of ~~September~~ October, 2019, (the "Effective Date") by and between **WINNER CYCLES, LLC**, a Nevada limited liability company ("Sublessor"), and **EMPIRE POST MEDIA, dba: SAEAN EV MOTORS, INC.**, a Nevada corporation ("Sublessee"). Sublessor agrees to sublease to Sublessee, and Sublessee agrees to sublease from Sublessor, those certain premises described as Suites 102-106 5031 Wagon Trail Avenue, Las Vegas, Nevada, consisting of 8,954 +/- rentable square feet more particularly set forth on Exhibit "A" hereto (the "Subleased Premises").

ARTICLE 1
MASTER LEASE AND OTHER AGREEMENTS

1.1 Subordinate to Master Lease. Except as specifically set forth herein, this Sublease is subject and subordinate to all of the terms and conditions of the Shopping Center Shop Lease, dated as of January 20, 2012 (the "Lease"), between J3 Decatur, LLC, a Nevada limited liability company ("Master Lessor") and Sublessor. The Lease is sometimes referred to herein as the "Master Lease". Sublessee hereby assumes and agrees to perform the obligations of the Sublessor under the Master Lease as more particularly set forth hereafter. Unless otherwise defined, all capitalized terms used herein shall have the same meanings as given them in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit "A" and incorporated herein by this reference. With respect to the obligations assumed by Sublessee, Sublessee shall not commit or permit to be committed any act or omission which would violate any term or condition of the Master Lease. With respect to the obligations assumed by Sublessee, Sublessee shall neither do nor permit anything to be done which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Master Lessor under the Master Lease. Sublessee and Sublessor shall each indemnify and hold the other harmless from and against all liability, judgments, costs, demands, claims, and damages of any kind whatsoever (including, without limitation, attorneys' fees and court costs) by reason of any failure on the part of Sublessee to perform any of the obligations of Lessee under the Master Lease which Sublessee and Sublessor are obligated hereunder to perform. In the event of the termination of Sublessor's interest as Lessee under the Master Lease by Master Lessor, then this Sublease shall terminate automatically upon such termination without any liability of Master Lessor or Sublessor to Sublessee. If there is any right to terminate the Lease on the part of Sublessor under the Master Lease, to the extent Master Lessor consents to the assignment by Sublessor of such right to terminate, such right is hereby assigned to Sublessee and only Sublessee, and not Sublessor, may exercise such right. Sublessee represents and warrants to Sublessor that it has read and is familiar with the Master Lease.

1.2 Applicable Provisions. All of the terms and conditions contained in the Master Lease as they may apply to the Subleased Premises, except those directly contradicted by the terms and conditions contained in this document, and along with all of the following terms and conditions set forth in this document, shall constitute the complete terms and conditions of this Sublease. Sublessee will be responsible for the upkeep and maintenance and contract with an HVAC company to insure the proper maintenance of the HVAC units throughout the term of the

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lease. Tenant must provide a copy of an annual HVAC maintenance contract and quarterly service logs to Landlord within Ten (10) days after execution of this Amendment. Tenant's failure to provide a contract and quarterly service logs will result in Landlord entering a HVAC maintenance agreement with a third-party vendor with said expense to be the responsibility of the Tenant as Additional Rent.

1.3 Obligations of Sublessor. The only services or rights to which Sublessee is entitled hereunder from Master Lessor are those to which Sublessor is entitled under the Master Lease, and for all such services and rights Sublessee shall look solely to the Master Lessor under the Master Lease, and the obligations of Sublessor hereunder shall be limited to using its reasonable good faith efforts to obtain the performance by Master Lessor of its obligations. Should Sublessor be unable to obtain any performance by Master Lessor, Sublessor hereby assigns to Sublessee the right to seek to obtain such performance, such right to include legal action against Master Lessor. Sublessor shall have no liability to Sublessee or any other person for damage of any nature whatsoever as a result of the failure of Master Lessor to perform said obligations except for Master Lessor's termination of the Sublessor's interest as Lessee under the Master Lease in the event of Sublessor's breach of the Master Lease, and Sublessee shall indemnify and hold Sublessor harmless from any and all claims and liability whatsoever for any such damage (unless such damage is caused by Sublessor's breach of the Master Lease) including, without limitation, all costs and attorneys' fees incurred in defending against same. With respect to any obligation of Sublessee to be performed under this Sublease other than a monetary obligation, when the Master Lease grants Sublessor a specific number of days to perform its obligations thereunder, Sublessee shall have two (2) fewer days to perform, provided that if Sublessor is in receipt of a notice of default from Master Lessor, Sublessor agrees to promptly transmit such notice by facsimile to Sublessee, and Sublessee shall have two (2) fewer days than the number of days specified in such notice or the number of days to perform as provided in the Master Lease. With respect to any monetary obligation of Sublessee to be performed under this Sublease, Sublessee shall make the payments on or before the date that such payment is due. With respect to approval required to be obtained from "Landlord" under the Master Lease, such consent must be obtained from Master Lessor and Sublessor and the approval of Sublessor may be withheld if Master Lessor's consent is not obtained.

ARTICLE 2
TERM

2.1 Term. The term of this Sublease shall commence on October 1, 2019 and the delivery of the Security Deposit. This shall be referred to as the "Commencement Date." The Rent (as defined below) shall commence as detailed in the preceding sentence to this Section 2.1 (the "Rent Commencement Date"). The term of this Sublease shall end on July 22, 2022, unless sooner terminated pursuant to any provision of the Master Lease applicable to the Subleased Premises (the "Expiration Date"). Sublessor shall have no obligation to Sublessee to exercise any of its options to extend under the Master Lease. Notwithstanding the foregoing, the Sublessor shall permit the exercise of the option to extend under the Master Lease provided that the Sublessor be fully released from any and all obligations under the Master Lease and the full

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release and discharge of any personal guaranty issued by the principals of the Sublessor in connection with Master Lease with the consent of the Master Lessor.

2.2 Option to Extend. Sublessee shall have no option to extend this Sublease.

2.3 Sublessee's Early Occupancy of the Subleased Premises and Contingencies. Sublessee shall not be permitted early occupancy of the Subleased Premises. In the event Sublessee is unable to obtain its SUP, after making commercially reasonable efforts, Sublessee shall be entitled to a one (1) time right to terminate this Sublease upon written notice to Sublessor with evidence of the denial of the SUP. Upon receipt of the termination notice this Sublease shall terminate, the Sublessee shall receive a refund of any monies paid to Sublessor and the parties shall have no further obligations to each other. Upon such termination, no lease commissions shall be paid.

ARTICLE 3
RENT

3.1 Rent. Commencing on the Rent Commencement Date, Sublessee shall pay directly to Sublessor each month during the term of this Sublease, rent as set forth below, in advance, on execution hereof for the first month and on or before the first of each month thereafter ("Base Rent"):

Period	Basic Rent p/RSF p/month	Square Footage	Basic Rent p/month	Basic Rent p/Year	CAMS $3,402.52 p/month	Monthly Total with CAMS
10/01/19 – 10/31/19	$0.95	8,954	$8,506.30	$8,506.30	$3,402.52	$11,908.82
11/01/19 – 11/30/19	abated	8,954	$0.00	$0.00	$3,402.52	$3,402.52
12/01/19 – 09/30/20	$0.95	8,954	$8,506.30	$85,063.00	$3,402.52	$11,908.82
10/01/20 – 10/31/20	abated	8,954	$0.00	$0.00	$3,402.52	$3,402.52
11/01/20 – 09/30/21	$1.00	8,954	$8,954.00	$98,494.00	$3,402.52	$12,356.52
10/01/21 – 10/31/21	abated	8,954	$0.00	$0.00	$3,402.52	$3,402.52
11/01/21 – 07/22/22	$1.05	8,954	$9,401.70	$84,615.30	$3,402.52	$12,804.22

Rent for partial months at the commencement or termination of this Sublease shall be prorated. Rent shall be paid to the Sublessor at its business address provided in Section 13.1 herein, or at any other place Sublessor may from time to time designate by written notice mailed or delivered to Sublessee.

Sublessor shall allow Sublessee three (3) months with no Base Rent being due, which months shall be months 2, 13 and 25, of the initial Term. Said waived Base Rent is given as a condition of fulfillment of the terms of this Sublease. In the event of Sublessee's default, then Sublessee shall be responsible to Sublessor for the amount of the waived Base Rent at the rate for the Base Rent period in the Lease the Sublessee was paying at the time of the default or breach for the period of time the Base Rent was waived, as well as any other charges or penalties

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under the conditions of default. Sublessor shall continue to pay Operating Expenses during any month that rent is abated.

3.2 Additional Rent. If Sublessee shall procure any additional services from Master Lessor, or if additional rent or other sums are incurred for Sublessee's sole benefit, Sublessee shall make such payment to Master Lessor, and such charges shall not be pro-rated between Sublessor and Sublessee. Any other rent or other sums payable by Sublessee under this Article 3 shall constitute and be due as additional rent. Base Rent and additional rent shall herein be referred to as "Rent".

3.3 Operating Expenses. Sublessee shall be responsible for all other expenses under the Master Lease including Common Area Maintenance/Taxes/Insurance as defined in the Master Lease.

ARTICLE 4
SECURITY DEPOSIT

4.1 Security Deposit. In addition to the first month's Rent in the amount of $8,506.30 and Operating Expenses in the amount of $3,402.52, upon execution hereof, Sublessee shall deposit with Sublessor the additional sum of $12,804.22 as and for a Security Deposit to secure Sublessee's full and timely performance of all of its obligations hereunder. Total monies due upon execution of Sublease equals to $24,713.04. If Sublessee fails to pay Rent or any other sums as and when due hereunder, or otherwise defaults and/or fails to perform with respect to any provision of this Sublease, Sublessor may (but shall not be obligated to) use, apply, or retain all or any portion of said deposit for payment of any sum for which Sublessee is obligated or which will compensate Sublessor for any loss or damage which Sublessor may suffer thereby and to which Sublessor may be entitled by law, including, without limitation, any damage that will result in the future through the term of the Sublease, to repair damage to the Subleased Premises, to clean the Subleased Premises at the end of the term or for any loss or damage caused by the act or omission of Sublessee or Sublessee's officers, agents, employees, independent contractors or invitees. Any such use, application, or retention shall not constitute a waiver by Sublessor of its right to enforce its other remedies hereunder, at law, or in equity. If any portion of said deposit is so used, applied, or retained, Sublessee shall, within ten (10) days after delivery of written demand from Sublessor, restore said deposit to its original amount. Sublessee's failure to do so shall constitute a material breach of this Sublease, and in such event Sublessor may elect, among or in addition to other remedies, to terminate this Sublease. Sublessor shall not be a trustee of such deposit, and shall not be required to keep this deposit separate from its accounts. Sublessor alone shall be entitled to any interest or earnings thereon and Sublessor shall have the free use of same. If Sublessee fully and faithfully performs all of its obligations hereunder, then the deposit, less any amounts used by Sublessor as permitted by this section and not reimbursed by Sublessee, shall be returned to Sublessee (without payment of interest or earnings thereon) within 30 days after the later of (i) expiration or sooner termination of the term hereof, or (ii) Sublessee's surrender of possession of the Subleased Premises to Sublessor.

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ARTICLE 5
CONDITION OF SUBLEASED PREMISES

5.1 Condition of the Subleased Premises. Sublessee acknowledges that as of the Commencement Date, the Subleased Premises, and every part thereof, are in good condition and without need of repair, and Sublessee accepts the Subleased Premises "as is", Sublessee having made all investigations and tests it has deemed necessary or desirable in order to establish to its own complete satisfaction the condition of the Subleased Premises. Sublessee accepts the Subleased Premises in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Subleased Premises and any covenants or restrictions of record. Sublessee acknowledges that neither Sublessor nor Master Lessor have made any representations or warranties as to the condition of the Subleased Premises or its present or future suitability for Sublessee's purposes. Notwithstanding the foregoing, Sublessor shall deliver possession of the Subleased Premises to Sublessee professionally cleaned (which shall consist of vacuuming the carpet and cleaning the windows).

5.2 Sublessee Improvement Allowance. Sublessee shall construct any Sublessee improvements based on Sublessor approved space plans and specifications ("Sublessee Improvements"). Sublessor shall contribute to Sublessee a construction allowance up to $15,000.00 (the "Sublessee Improvement Allowance") to be applied toward soft and hard construction costs only. Accordingly, Sublessee shall not be entitled to utilize any surplus monies to offset rent, relocation/moving, signage expenses or FF&E installations or purchases, general communication needs or security systems or FF&E. Other than the preceding, Sublessee shall accept the Subleased Premises in its "as-is" condition. In the event the costs to improve the Subleased Premises exceed the amounts contributed by Sublessor, Sublessee shall bear the financial burden of such excess improvement costs. Any portion of the Sublessee Improvement Allowance monies or other allowance not used in the construction of Sublessee Improvements shall revert back to the Sublessor. Sublessee Improvement Allowance shall be paid by Sublessor after the completion of the Sublessee Improvements and receipt of all lien releases from any contractor or materialmen performing work or providing materials for the Sublessee Improvements. Sublessor shall only be required to perform under this Section 5.2 in the event Rent Commencement has occurred.

All Sublessee Improvements, any work, repairs or alterations performed by Sublessee (collectively the "Covered Work") shall conform to the requirements of Sublessor's insurers and of the federal, state and local governments having jurisdiction over the Subleased Premises, including, without limitation, the Americans with Disabilities Act of 1990 (42 U.S.C. Section 12101, et seq.), the OSHA General Industry Standard (29 C.F.R. Section 1910.1001, et seq.), and the OSHA Construction Standard (29 C.F.R. Section 1926.1001, et seq.) and shall be performed in accordance with the terms and provisions of the Master Lease and in a good and workmanlike manner. If the Covered Work is not performed as herein required, Sublessor shall have the right, at Sublessor's option, to halt any further Covered Work, or to require Sublessee to correct the Covered Work as herein required.

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Sublessee shall take all actions necessary under Nevada law to ensure that no liens encumbering Sublessor's interest in the Subleased Premises arise as a result of Sublessee's construction of any Covered Work. Pursuant to NRS 108.234, Sublessor hereby informs Sublessee that Sublessee must comply with the requirements of NRS 108.2403 and NRS 108.2407. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Sublessor, express or implied by inference or otherwise, to any contractor, sub-contractor, laborer or material supplier for the specific performance of any labor or the furnishing of any materials or equipment for any specific improvement, alteration to or repair of the Subleased Premises or any part thereof, nor as giving Sublessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials on behalf of Sublessor that would give rise to the filing of any lien against Sublessor's interest in the Subleased Premises. Without limiting the foregoing, prior to commencement of any alterations, additions or improvements to the Premises, including Covered Work, Sublessee shall notify Sublessor of the name and address of Sublessee's contractor(s) who will be performing Covered Work as soon as it is known and shall provide Sublessor with copies of the contractor or vendor's commercial general liability and workers compensation insurance policy details. Sublessee shall notify Sublessor of any Covered Work in the Premises immediately upon the signing of any contract with any contractor for the construction. In addition, upon completion of any work by Sublessee or on behalf of Sublessee, Sublessee shall deliver to Sublessor final lien waivers from all contractors, subcontractors and materialmen who performed such work. Sublessee may not begin any Covered Work in the Subleased Premises until Sublessee has delivered evidence reasonably satisfactory to Sublessor that Sublessee has complied with the terms of this Section 5.2. Sublessee assumes all risks and liabilities associated the Covered Work and indemnifies and releases the Sublessor from any claims or liability associated the Covered Work.

5.3 Surrender. Sublessee shall keep the Subleased Premises, and every part thereof in at least the same condition it was received from Sublessor, ordinary wear and tear excepted. Sublessee shall surrender the Subleased Premises in the same condition as received, ordinary wear and tear excepted, provided Sublessee performs all necessary maintenance, repair and cleaning to maintain the Subleased Premises in the condition it was delivered at the Commencement Date.

ARTICLE 6
INSURANCE

6.1 Sublessee's Insurance. With respect to the Tenant's insurance under the Master Lease, the same is to be provided by Sublessee as described in the Master Lease, and such policies of insurance shall include as additional insureds Master Lessor, Sublessor and any lender as required by Master Lessor.

6.2 Waiver of Subrogation. With respect to the waiver of subrogation contained in the Master Lease, if any, such waiver shall be deemed to be modified to constitute an agreement by and among Master Lessor, Sublessor and Sublessee (and Master Lessor's consent to this Sublease shall be deemed to constitute its approval of this modification).

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ARTICLE 7
USE OF SUBLEASED PREMISES

7.1 Use of Subleased Premises. Sublessee shall occupy and use the Subleased Premises only for retail, service and general office use related to operating an Electric Vehicle Dealership. Sublessee shall not allow the Premises to be used in any manner that is inconsistent or prohibited under the Master Lease.

ARTICLE 8
ASSIGNMENT, SUBLETTING & ENCUMBRANCE

8.1 Consent Required. Sublessee shall not assign this Sublease or any interest therein nor shall Sublessee sublet, license, encumber or permit the Subleased Premises or any part thereof to be used or occupied by others, without Sublessor's and Master Lessor's prior written consent.

8.2 Form of Document. Every assignment, agreement, or sublease shall (i) recite that it is and shall be subject and subordinate to the provisions of this Sublease, that the assignee or subtenant assumes Sublessee's obligation hereunder, that the termination of this Sublease shall at Sublessor's sole election, constitute a termination of every such assignment or sublease, and (ii) contain such other terms and conditions as shall be reasonably requested or provided by Sublessor's attorneys.

8.3 No Release of Sublessee. Regardless of Sublessor's consent, no subletting or assignment shall release Sublessee of Sublessee's obligation or alter the primary liability of Sublessee to pay the Rent and to perform all other obligations to be performed by Sublessee hereunder. The acceptance of Rent by Sublessor from any other person shall not be deemed to be a waiver by Sublessor of any provision hereof. In the event of default by any assignee, subtenant or any other successor of Sublessee, in the performance of any of the terms hereof, Sublessor may proceed directly against Sublessee without the necessity of exhausting remedies against such assignee, subtenant or successor.

8.4 Default. An involuntary assignment shall constitute a default and Sublessor shall have the right to elect to terminate this Sublease, in which case this Sublease shall not be treated as an asset of Sublessee.

ARTICLE 9
DEFAULT

9.1 Default Described. The occurrence of any of the following shall constitute a material breach of this Sublease and a default by Sublessee: (i) failure to pay Rent or any other amount within three (3) business days after due; (ii) all those items of default set forth in the Master Lease which remain uncured after the cure period provided in the Master Lease; or (iii) Sublessee's failure to perform timely and subject to any cure periods any other material provision of this Sublease or the Master Lease as incorporated herein.

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9.2 Sublessor's Remedies. Sublessor shall have the remedies set forth in the Master Lease as if Sublessor is Master Lessor. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

9.3 Sublessee's Right to Possession Not Terminated. Sublessor may continue this Sublease in full force and effect, and Sublessor shall have the right to collect rent and other sums when due. During the period Sublessee is in default, Sublessor may enter the Subleased Premises and relet them, or any part of them, to third parties for Sublessee's account and alter or install locks and other security devices at the Subleased Premises. Sublessee shall be liable immediately to Sublessor for all costs Sublessor incurs and as permitted by law in reletting the Subleased Premises, including, without limitation, attorneys' fees, brokers' commissions, expenses of remodeling the Subleased Premises required by the reletting, and like costs. Reletting may be for a period equal to, shorter or longer than the remaining term of this Sublease and rent received by Sublessor shall be applied to (i) first, any indebtedness from Sublessee to Sublessor other than rent due from Sublessee; (ii) second, all costs incurred by Sublessor in reletting, including, without limitation, brokers' fees or commissions and attorneys fees, the cost of removing and storing the property of Sublessee or any other occupant, and the costs of repairing, altering, maintaining, remodeling or otherwise putting the Subleased Premises into condition acceptable to a new Sublessee or Sublessees; (iii) third, rent due and unpaid under this Sublease. After deducting the payments referred to in this subsection 9.3, any sum remaining from the rent Sublessor receives from reletting shall be held by Sublessor and applied in payment of future rent and other amounts as rent and such amounts become due under this Sublease. In no event shall Sublessee be entitled to any excess rent received by Sublessor.

9.4 All Sums Due and Payable as Rent. Sublessee shall also pay without notice, or where notice is required under this Sublease, immediately upon demand without any abatement, deduction, or setoff, as additional rent all sums, impositions, costs, expenses, and other payments which Sublessee in any of the provisions of this Sublease assumes or agrees to pay, and, in case of any nonpayment thereof, Sublessor shall have, in addition to all other rights and remedies, all the rights and remedies provided for in this Sublease or by law in the case of nonpayment of rent.

9.5 No Waiver. Sublessor may accept Sublessee's payments of less than full amount of rent due without waiving any rights under the Sublease, including rights under a previously served notice of default. So long as there is a default hereunder, no payment by Sublessee or receipt by Sublessor of a lesser amount than any installment of rent due or other sums shall be deemed as other than a payment on account of the amount due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Sublessor may accept such check or payment without prejudice of Sublessor's right to recover the balance of such rent or other sum or pursue any other remedy provided in this Sublease, at law or in equity. If Sublessor accepts payments after serving a notice of default, Sublessor may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default without giving Sublessee any further notice or demand. Furthermore, the Sublessor's acceptance of rent from Sublessee when the Sublessee is holding over without express written consent does not convert Sublessee's tenancy from a tenancy at sufferance to a month-to-month tenancy. No waiver of any provision of this Sublease shall be implied by any failure of Sublessor to enforce any remedy for the violation of that

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provision, even if that violation continues or is repeated. Any waiver by Sublessor of any provision of this Sublease must be in writing. Such waiver shall affect only the provisions specified and only for the time and in the manner stated in the writing. No delay or omission in the exercise of any right or remedy by Sublessor shall impair such right or remedy or be construed as a waiver thereof by Sublessor. No act or conduct of Sublessor, including, without limitation the acceptance of keys to the Subleased Premises shall constitute acceptance or the surrender of the Subleased Premises by Sublessee before the Expiration Date. Only written notice from Sublessor to Sublessee of acceptance shall constitute such acceptance or surrender of the Subleased Premises. Sublessor's consent to or approval of any act by Sublessee which requires Sublessor's consent or approval shall not be deemed to waive or render unnecessary Sublessor's consent to or approval of any subsequent act by Sublessee.

9.6 Sublessor Default. For purposes of this Sublease, Sublessor shall not be deemed in default hereunder unless and until Sublessee shall first deliver to Sublessor written notice of such default, and Sublessor shall fail to promptly cure said default or to commence to cure said default and thereafter diligently prosecute the same to completion

9.7 Notice of Event of Default under Master Lease. Sublessor shall notify Sublessee of any Event of Default under the Master Lease, or of any other event of which Sublessor has actual knowledge which will impair Sublessee's ability to conduct its normal business at the Subleased Premises, as soon as reasonably practicable following Sublessor's receipt of notice from Master Lessor of an Event of Default or Sublessor's actual knowledge of such impairment.

ARTICLE 10
CONSENT OF MASTER LESSOR

10.1 Precondition. The Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor. This Sublease shall not be effective unless and until Master Lessor signs a consent to this subletting satisfactory to Sublessor.

ARTICLE 11
MISCELLANEOUS

11.1 Conflict with Master Lease; Interpretation. In the event of any conflict between the provisions of the Master Lease and this Sublease, the Master Lease shall govern and control except to the extent directly contradicted by the terms of this Sublease. No presumption shall apply in the interpretation or construction of this Sublease as a result of Sublessor having drafted the whole or any part hereof.

11.2 Remedies Cumulative. The rights, privileges, elections, and remedies of Sublessor in this Sublease, at law, and in equity are cumulative and not alternative.

11.3 Waiver of Redemption. Sublessee hereby expressly waives any and all rights of redemption to which it may be entitled by or under any present or future laws in the event Sublessor shall obtain a judgment for possession of the Subleased Premises.

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11.4 Damage and Destruction; Condemnation. In the event of any damage, destruction, casualty, condemnation or threat of condemnation affecting the Subleased Premises, Rent payable hereunder shall be abated but only to the extent that Rent is abated under the Master Lease. Sublessee shall have no right to terminate this Sublease in connection with any damage, destruction, casualty, condemnation or threat of condemnation except to the extent the Master Lease is also terminated as to the Premises or any portion thereof.

11.7 Offer. Preparation of this Sublease by either Sublessor or Sublessee or either parties' agent and submission of same to Sublessor or Sublessee shall not be deemed an offer to Sublease. This Sublease is not intended to be binding until executed and delivered by all Parties hereto.

11.8 Due Authority. Each of the persons executing this Sublease on behalf of Sublessee represent and warrant that they have the authority to bind Sublessee, Sublessee has been and is qualified to do business in the State of Nevada, that the corporation has full right and authority to enter into this Sublease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. Sublessee agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the authorization of Sublessee to enter into this Sublease.

11.9 Multiple Counterparts. This Sublease may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of this Sublease transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.

11.10 Building Contaminants. To prevent the contamination, growth, or deposit of any mold, mildew, bacillus, virus, pollen, or other micro-organism (collectively, "Biologicals") and the deposit, release or circulation of any indoor contaminants including emissions from paint, carpet and drapery treatments, cleaning, maintenance and construction materials and supplies, pesticides, pressed wood products, insulation, and other materials and products (collectively with Biologicals, "Contaminants") that could adversely affect the health, safety or welfare of any tenant, employee, or other occupant of the Building or their invitees (each, an "Occupant"), Sublessee shall, at Sublessee's sole cost and expense, at all times during the term hereof (1) operate the Subleased Premises in such a manner to reasonably prevent or minimize the accumulation of stagnant water and moisture in planters, kitchen appliances and vessels, carpeting, insulation, water coolers, and any other locations where stagnant water or moisture could accumulate, and (2) otherwise operate the Subleased Premises to prevent the generation, growth, deposit, release or circulation of any Contaminants.

11.11 Governing Law and Waiver of Jury Trial. This Sublease shall be governed by the laws of the State of Nevada. **EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THE SUBLEASE.**

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11.12 Time is of the Essence. Time is of the essence with respect to the performance of the obligations of Sublessor and Sublessee under this Sublease.

11.13 Severability. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties hereto as contained herein, the remainder of this Sublease and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

11.14 Integrated Contract, Waiver and Modification. This Sublease represents the complete and entire understanding and agreement between and among the parties hereto with regard to all matters involved in this Sublease and supersedes any and all prior or contemporaneous agreements, whether written or oral. This Sublease may not be modified or amended, nor may any provision contained herein be waived, except in writing signed by all parties, or if such modification, amendment or waiver is for the benefit of one or more of the parties hereto and to the detriment of the others, then the same must be in writing signed by all parties to whose detriment the modification, amendment or waiver inures.

ARTICLE 12

Intentionally Omitted

ARTICLE 13
NOTICES

13.1 Notices. Any notice, demand, request, consent, approval, submittal or communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, first-class certified mail or commercial overnight delivery service. Such Notice shall be effective on the date of actual receipt (in the case of personal service or commercial overnight delivery service) or two days after deposit in the United States mail, to the following addresses:

To the Sublessor: WINNER CYCLES, LLC.

7955 W. Sahara Ave., Suite 102
Las Vegas, NV 89117

To the Sublessee: At the Subleased Premises, whether or not Sublessee has abandoned or vacated the Subleased Premises or notified the Sublessor of any other address

Either party may change its Notice Address under the provisions of this section.

JD

ARTICLE 14
ATTORNEYS' FEES AND COSTS

14.1 Sublessor Made Party to Litigation. If Sublessor or Sublessee becomes a party to any litigation brought by someone other than the other party and concerning this Sublease, the Subleased Premises, or the other party's use and occupancy of the Subleased Premises to the extent, based upon any real or alleged act or omission of such other party or its authorized representatives, such other party shall be liable to the first party for reasonable attorneys' fees and court costs incurred by the other in the litigation.

14.2 Certain Litigation Between the Parties. In the event any action or proceeding at law or in equity or any arbitration proceeding be instituted by either party, for an alleged breach of any obligation of Sublessee under this Sublease, to recover rent, to terminate the tenancy of Sublessee at the Subleased Premises, or to enforce, protect, or establish any right or remedy of a party to this Sublease Agreement, the prevailing party (by judgment or settlement) in such action or proceeding shall be entitled to recover as part of such action or proceeding such reasonable attorneys' fees, expert witness fees, and court costs as may be fixed by the court or jury, but this provision shall not apply to any cross-complaint filed by anyone other than Sublessor in such action or proceeding. The parties agree that any action brought by either party under or in relation to the Sublease, including, without limitation, to interpret or enforce any provision of the Sublease, shall be brought in, and each party agrees to and does hereby submit to the exclusive jurisdiction and venue of, the Eighth Judicial District Court located in Clark County, Nevada.

14.3 Sublessor's Costs. In any case where Sublessee requests permission from Sublessor to assign, sublet, make alterations, or receive any other consent or obtain any waiver from or modification to the terms of this Sublease, Sublessee shall pay to Sublessor a reasonable administrative charge and Sublessor's reasonable attorney's fees incurred by Sublessor in reviewing such request.

ARTICLE 15
MISCELLANEOUS

15.1 Exhibits and Attachments. All exhibits and attachments to this Sublease are a part hereof.

15.2 Guaranty. As a condition of this Sublease, a Personal Guaranty shall be provided in the form set forth by Sublessor.

15.3 Time of Essence. Time is of the essence of this Sublease and each provision hereof in which time of performance is established.

JD

IN WITNESS WHEREOF, the parties hereto have subscribed this Sublease Agreement as of the day and year set forth above.

SUBLESSOR:

WINNER CYCLES, LLC.
A NEVADA LIMITED LIABILITY COMPANY

BY: [signature]

ITS: ANTONIO ACCORNERO

SUBLESSEE:

EMPIRE POST MEDIA
DBA: SAEAN EV MOTORS, INC.,
A NEVADA CORPORATION

BY: AuthentiSign Ian Dixon 10/1/2019 12:22:19 PM PDT

ITS: Director

CONSENT AND AGREEMENT OF MASTER LESSOR:

J3 DECATUR, LLC,
A NEVADA LIMITED LIABILITY COMPANY

BY: Jordan Sills

ITS: Member

ID

EXHIBIT A

PREMISES

5031 WAGON TRAIL AVE., STE. 102-106
LAS VEGAS, NV 89118

FOR SUBLEASE


FLOOR PLAN
±8,954 SF
SHOWROOM
SHOWROOM HALL
SERVICE AREA
SERVICE AREA
PARTS STORAGE
OFFICE
WASH BAY
TOOLS
JANITOR
SUPPLIES
OFFICE
OFFICE

5031 WAGON TRAIL AVE., STE. 102-106
LAS VEGAS, NV 89118

FOR SUBLEASE


WAGON TRAIL AVE
FUTURE DEVELOPMENT
FUTURE DEVELOPMENT
SUITE 100
SUITE 101
STE. 102-106
SUITE 111-114
SUITE 110
SUITE 109
SUITE 108
SUITE 107
DECATUR BLVD (46,500 ADT)
215 (200,000 ADT)
NORTH

i

JD